SUB ITEM 77QI(a)


An Amendment  dated  November 18, 2008, to the
Declaration of Trust of MFS Series Trust X is contained in
Post-Effective  Amendment  No. 68 to the  Registration  Statement
(File Nos.  33-1657 and 811- 4492),  as
filed with the Securities and Exchange Commission via EDGAR on November 26, 2008, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.